Aquestive Therapeutics Strengthens Board of Directors with Appointment of Richard Daly Appoints Rich Daly, a life sciences executive with more than 30 years of leadership experience across large pharmaceutical companies, emerging biotechnology companies, and public company boards, to its Board of Directors WARREN, N.J., September 29, 2026 – Aquestive Therapeutics, Inc. (NASDAQ: AQST) (“Aquestive” or the “Company”), a pharmaceutical company advancing medicines to bring meaningful improvement to patients' lives through innovative science and delivery technologies, today announced the appointment of Rich Daly to the Company’s Board of Directors, effective October 14, 2026. Mr. Daly has three decades of leadership experience in large and small biopharmaceutical companies, with a focus on commercial and operating roles. “I am very pleased to welcome Rich to the Aquestive Board,” said Daniel Barber, President and Chief Executive Officer of Aquestive Therapeutics. “Rich brings extensive experience supporting commercial launches and building biopharmaceutical commercial organizations, including through senior leadership roles at AstraZeneca, Takeda, and Catalyst. His commercial and operating perspective will be valuable as we continue our preparations for the potential launch of Anaphylm, if approved by the FDA.” Following Mr. Daly’s appointment, the Board will consist of eight directors, seven of whom the Board has determined are independent under applicable Nasdaq listing standards. “We are delighted to welcome Rich to the Board of Directors,” said Gregory B. Brown, M.D., Chairman of the Board of Aquestive. “Rich has built commercial organizations from their earliest stages, led launches of both primary care and specialty therapies, and guided companies through significant acquisitions, integrations, and capital formation. His experience as a chief executive, together with his public company board service, will be a valuable addition to the Company’s board as the Company moves into its next phase.” Mr. Daly said, "I am pleased to be joining the Aquestive Board of Directors at an important time for the Company. Anaphylm has the potential to change how patients treat severe allergic reactions, including anaphylaxis. I have spent my career preparing organizations for moments like this one, and I look forward to working with the Board and the management team as Aquestive prepares for its potential launch." About Richard Daly

Rich Daly is a life sciences executive with more than 30 years of leadership experience spanning large pharmaceutical companies, emerging biotechnology companies, and public company boards. He currently serves as President of Global Rare Disease at Angelini Pharma S.p.A. following Angelini's acquisition of Catalyst Pharmaceuticals, Inc., where Mr. Daly served as President and Chief Executive Officer. At Catalyst, Mr. Daly served as President and Chief Executive Officer and oversaw the company’s commercial and business-development activities, including the U.S. launch of Agamree®. Earlier in his career, Mr. Daly held senior commercial and operating roles at Takeda Pharmaceutical Company Limited, including Executive Vice President, Americas, where he led the company’s Americas business and directed the integration of TAP Pharmaceuticals, Inc. into Takeda, and at AstraZeneca, where as President of the U.S. Diabetes business he oversaw the launches of Farxiga® and Myalept®. He began his biopharmaceutical career at Abbott Laboratories. In biotechnology, Mr. Daly served as Chairman and Chief Executive Officer of Neuralstem, Inc., Chief Operating Officer of BeyondSpring Pharmaceuticals, Inc., Chief Operating Officer and a board member of Seed Therapeutics, Inc., and President of CARsgen Therapeutics Holdings Limited. He previously served on the boards of directors of Catalyst Pharmaceuticals, Inc., Opiant Pharmaceuticals, Inc., Neuralstem, Inc., and Synergy Pharmaceuticals, Inc., where he chaired the Nominating and Governance Committee and served on the Compensation Committee. About Aquestive Aquestive is a pharmaceutical company advancing medicines to bring meaningful improvement to patients' lives through innovative science and delivery technologies. The worldwide leader in delivering trusted, quality medications on oral film, Aquestive operates as both a developer of its own proprietary products and a Contract Development and Manufacturing Organization (CDMO) for licensees, with its headquarters in New Jersey and U.S.-based manufacturing facilities in Indiana. The Company is the exclusive manufacturer of four commercialized products marketed by its licensees across six continents using proprietary, best-in-class technologies like PharmFilm®. Aquestive's AdrenaVerse™ platform contains a library of more than 20 epinephrine prodrugs enabling the pursuit of various potential allergy and dermatological indications. The Company is advancing Anaphylm™ (dibutepinephrine) sublingual film for the treatment of Type I allergic reactions, including anaphylaxis, and AQST-108 (epinephrine) topical gel for various potential dermatological conditions. For more information, visit Aquestive.com and follow us on LinkedIn. Forward-Looking Statement

Certain statements in this press release include "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "believe," "anticipate," "plan," "expect," "estimate," "intend," "may," "will," or the negative of those terms, and similar expressions, are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the advancement and related timing of Anaphylm™ (dibutepinephrine) sublingual film for the proposed indication of severe allergic reactions, including anaphylaxis through the U.S. Food and Drug Administration regulatory review and approval process and commercial launch; the potential benefits Anaphylm could bring to patients, and other statements that are not historical facts. These forward-looking statements are based on our current expectations and beliefs and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Such risks and uncertainties include, but are not limited to, risks associated with the Company’s development work, including delays to the timing, costs and success of its product development activities, clinical trials and regulatory applications, including relating to Anaphylm (dibutephinephrine) sublingual film, and other uncertainties affecting the Company described in the "Risk Factors" section and elsewhere in the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the U.S. Securities and Exchange Commission. Given those uncertainties, you should not place undue reliance on these forward-looking statements, which speak only as of the date made. All subsequent forward-looking statements attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by this cautionary statement. The Company undertakes no obligation to update any forward- looking statement after the date of this press release, whether as a result of new information, future events or otherwise, except as required by applicable law. PharmFilm® and the Aquestive logo are registered trademarks of Aquestive Therapeutics, Inc. All other registered trademarks referenced herein are the property of their respective owners. Investor inquiries: astr partners Brian Korb brian.korb@astrpartners.com